EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3, File No. 333-30351 and File No. 333-03613, and Registration Statements on Form S-8, File No. 333-71197 and File No. 333-107458.

                                       STONEFIELD JOSEPHSON, INC.

Santa Monica, California
September 20, 2004